                                                                  Exhibit (a)(9)

                            NEW ENGLAND FUNDS TRUST I


                Amendment No. 8 to Amended and Restated Agreement
                            and Declaration of Trust



         The undersigned, being at least a majority of the Trustees of New England Funds Trust I (the "Trust"), having determined it to be consistent with the fair and equitable treatment of all shareholders of the Trust, hereby amend the Trust's Amended and Restated Agreement and Declaration of Trust, as amended by Amendments Nos. 1, 2, 3, 4, 5, 6 and 7 thereto (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, as follows:

         1. The first sentence of Section 6 of Article III of the Declaration of Trust is hereby amended to read in its entirety as follows:

         Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated:

         (1) New England Government Securities Fund, (2) New England Growth Fund, (3) New England Balanced Fund, (4) New England Value Fund, (5) New England Bond Income Fund, (6) New England Tax Exempt Income Fund,
         (7) New England International Equity Fund, (8) New England Capital Growth Fund, (9) New England Star Advisers Fund, (10) New England Strategic Income Fund and (11) New England Star Worldwide Fund; and the following Series shall be, and are hereby, designated Multi-Class
         Series: New England Government Securities Fund, New England Balanced Fund, New England Value Fund, New England Bond Income Fund, New England Tax Exempt Income Fund, New England International Equity Fund, New England Capital Growth Fund, New England Star Advisers Fund, New England Strategic Income Fund and New England Star Worldwide Fund.

         The foregoing amendment shall become effective as of the time it is filed with the Secretary of State of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

                                                 /s/ Kenneth J. Cowan
    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

                                                 /s/ Henry L.P. Schemlzer
    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

/s/ Peter S. Voss
    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

/s/ Graham T. Allison, Jr.
    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

/s/ Sandra O. Moose
    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

                                                 /s/ John A. Shane
    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

/s/ James H. Scott
    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White

         IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of this 31st day of October, 1995.

    ----------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan

    ----------------------                           ---------------------
    Sandra O. Moose                                  Henry L.P. Schemlzer

    ----------------------                           ---------------------
    James H. Scott                                   John A. Shane

                                                 /s/ Pendleton P. White
    ----------------------                           ---------------------
    Peter S. Voss                                    Pendleton P. White